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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported)      December 10, 2004
                                                  ------------------------------



                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)



           NEW YORK                     1-5452                15-0405700
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 (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)             File Number)        Identification Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                          13421
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code   (315) 361-3000
                                                  ------------------------------

Former name or former address, if changed since last report        N/A
                                                           ---------------------





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ITEM 7.01.    REGULATION FD DISCLOSURE

              On December 10, 2004, Oneida Ltd. issued a press release announcing its financial results for the fiscal quarter ended October 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

              The information contained in Item 7.01 to this Form 8-K and
              Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



ITEM 9.01.    FINANCIAL STATEMENTS & EXHIBITS.

              (c.)    Exhibits

                      EXHIBIT 99.1 Press Release dated December 10, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ONEIDA LTD.

                                        By: /s/ ANDREW G. CHURCH
                                            ---------------------------
                                                Andrew G. Church
                                                Senior Vice President &
                                                Chief Financial Officer

Dated: December 10, 2004